Exhibit 99.7

AGREEMENT AND PLAN OF MERGER

OF

TIER REINCORPORATION, INC.

(a Delaware corporation)

AND

TIER TECHNOLOGIES, INC.

(a California corporation)

THIS AGREEMENT AND PLAN OF MERGER dated as of July 1, 2005 (this “Agreement”) is made by and between Tier Reincorporation, Inc., a Delaware corporation (“Tier Delaware”), and Tier Technologies, Inc., a California corporation (“Tier California”). Tier Delaware and Tier California are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A. Tier Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 48,838,809 shares, 44,259,762 of which are designated Common Stock, par value $0.01 per share (the “Common Stock”), and 4,579,047 of which are designated Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The Preferred Stock of Tier Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of June 30, 2005, 1,000 shares of Common Stock were issued and outstanding, all of which are held by Tier California, and no shares of Preferred Stock were issued and outstanding.

B. Tier California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 48,838,809 shares, 1,659,762 of which are designated Class A Common Stock, without par value (the “Tier California Class A Common Stock”), 42,600,000 of which are designated Class B Common Stock, without par value (the “Tier California Class B Common Stock”), and 1,659,762 of which are designated Preferred Stock, without par value (the “Tier California Preferred Stock”). As of June 30, 2005, 20,372,881 shares of Tier California Class B Common Stock were issued and outstanding and all 1,659,762 shares of Tier California Class A Common Stock have been cancelled upon conversion into Tier California Class B Common Stock and may not be re-issued.

C. The Board of Directors of Tier California has determined that, for the purpose of effecting the reincorporation of Tier California in the State of Delaware, it is advisable and in the best interests of Tier California and its shareholders that Tier California merge with and into Tier Delaware upon the terms and conditions herein provided.

D. The respective Boards of Directors of Tier Delaware and Tier California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Tier Delaware and Tier California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Tier California shall be merged with and into Tier Delaware (the “Merger”), the separate existence of Tier California shall cease and Tier Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Tier Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.” The name of the Surviving Corporation shall be “Tier Technologies, Inc.”

1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

(a) This Agreement and Plan of Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c) An executed counterpart of this Agreement or a certificate of merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

(d) A copy of the agreement, certificate, or other document filed by Tier Delaware in Delaware for the purpose of effecting the merger, which copy shall be certified by the public officer having custody of the original, shall have been filed in the State of California, or there shall have been filed in the State of California the document or documents described in any one of paragraphs (1), (2), or (3) of Section 1108(d) of the California Corporations Code.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Tier California shall cease, and Tier Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Tier California’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Tier California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Tier Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Tier California in the same manner as if Tier Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

II CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. Upon filing of the certificate of merger, the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Tier Delaware, except that the name of the surviving corporation shall be changed to “Tier Technologies, Inc.” until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Tier Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of Tier California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III MANNER OF CONVERSION OF STOCK AND RIGHTS

3.1 Tier California Class B Common Stock. Upon the Effective Date of the Merger, each share of Tier California Class B Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any further action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

3.2 Tier California Options, Warrants and Stock Purchase Rights.

(a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Tier California. Each outstanding and unexercised option, warrant or other right to purchase Tier California Class B Common Stock shall become an option or right to purchase the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each share of Tier California Class B Common Stock issuable pursuant to any such option, warrant or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Tier California option, warrant or stock purchase right at the Effective Date of the Merger.

(b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of Tier California Common Stock so reserved immediately prior to the Effective Date of the Merger.

3.3 Tier Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.01 per share, of Tier Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Tier

Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Tier California Common Stock may, at such stockholder’s option, but need not, surrender the same for cancellation to the transfer agent for the Tier California Common Stock, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Tier California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock into which such shares of Tier California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Tier California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

If any certificate for shares of Tier Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Tier Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Tier Delaware that such tax has been paid or is not payable.

IV GENERAL

4.1 Covenants of Tier Delaware. Tier Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

(b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Tier Delaware of all of the franchise tax liabilities of Tier California;

(c) file a document meeting the requirements of Section 1108(d) of the California General Corporation Law with the Secretary of State of the State of California; and

(d) take such other actions as may be required by the California General Corporation Law.

4.2 Further Assurances. From time to time, as and when required by Tier Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Tier California such deeds and other instruments, and there shall be taken or caused to be taken by Tier Delaware and Tier California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Tier Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Tier California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Tier Delaware are fully authorized in the name and on behalf of Tier California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Tier California or of Tier Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Tier California or by the sole stockholder of Tier Delaware, or by both.

4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any capital stock of any Constituent Corporation.

4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware, County of New Castle, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 10780 Parkridge Blvd., 4th Floor, Reston, VA

20191, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors Tier Reincorporation, Inc. a Delaware corporation, and Tier Technologies, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

TIER TECHNOLOGIES, INC., a California corporation

Attest:

By		By:
Name:	Deanne M. Tully	Name:	James R. Weaver
Title:	Secretary	Title:	Chief Executive Officer

TIER REINCORPORATION, INC., a Delaware corporation

Attest:

By		By:
Name:	Deanne M. Tully	Name:	James R. Weaver
Title:	Secretary	Title:	President